EXHIBIT 10.34



                           SPRECKELS INDUSTRIES, INC.
                          SPRECKELS SUGAR COMPANY, INC.
                            DUFF-NORTON COMPANY, INC.


              FIRST AMENDMENT TO SECURED REVOLVING CREDIT AGREEMENT
                        AND SECURED REVOLVING CREDIT NOTE



Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60690


Ladies and Gentlemen:


      The undersigned, Spreckels Industries, Inc., a Delaware corporation ("Industries"), Spreckels Sugar Company, Inc., a Delaware corporation ("Spreckels"), and Duff-Norton Company, Inc., a Delaware corporation ("Duff-Norton") and you (the "Bank") have entered into a Secured Revolving Credit Agreement dated as of July 22, 1994 (the "Credit Agreement") pursuant to which the Bank makes a Revolving Credit (as defined in the Credit Agreement) available to Spreckels and Duff-Norton (collectively the "Borrowers" and individually a "Borrower"). All defined terms used in this Amendment shall have the same meanings as in the Credit Agreement unless defined differently herein.


      Substantially concurrently herewith Holly Sugar Corporation (the "Purchaser") will acquire all of the capital stock of Spreckels and Limestone Products Company, Inc., a Delaware corporation ("Limestone"). In connection with that acquisition the Borrowers have requested the Bank to amend the Credit Agreement and the other Loan Documents to remove Spreckels as a Borrower thereunder, to reduce the Bank's Commitment thereunder to $25,000,000, to amend certain covenants contained therein and to release Limestone from its obligations under the Subsidiary Guaranty, and the Bank is willing to do so on the terms and conditions of this Amendment.


1. AMENDMENTS.


      The Borrowers and the Bank hereby agree that upon the satisfaction of all of the conditions precedent contained in Section 2 hereof, the Credit Agreement and the other Loan Documents shall be amended as follows:


      1.1. The Bank consents to the sale of all of the capital stock of Spreckels and Limestone to the Purchaser.


      1.2. All indebtedness, obligations and liabilities of Spreckels and Limestone to the Bank under the Loan Documents shall be fully paid and satisfied, and all liens on and security interests in the assets and properties of Spreckels and Limestone under any of the Loan Documents shall be terminated and released; excluding, however, such indebtedness,

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obligations and liabilities of Spreckels and Limestone relating to the L/Cs described on Exhibit A attached hereto (the "Retained L/Cs") arising under any application and agreement for letter of credit previously or hereafter executed and delivered by Spreckels and/or Limestone to the Bank (the "Retained L/C Obligations"), which shall continue in full force and effect in accordance with their terms.


      1.3. Industries, Duff-Norton and Mechanical Products, Inc. shall have no indebtedness, obligations or liability to the Bank with respect to any indebtedness, obligations and liabilities of Spreckels and Limestone to the Bank.

      1.4. The term "L/C" shall not include the Retained L/Cs.


      1.5. The term "L/C Agreement" shall not include any application and agreement for letter of credit at any time executed and delivered by Spreckels or Limestone with respect to any of the Retained L/Cs.


      1.6. The term "Reimbursement Obligation" shall not include any of the Retained L/C Obligations.


      1.7. The terms "Borrowers" and "Borrower" shall mean Duff-Norton.


      1.8. The term "Obligation" shall mean all indebtedness, obligations and liabilities of Duff-Norton to the Bank under the Loan Documents.


      1.9. Section 1.1 of the Credit Agreement shall be amended by replacing the figure "$40,000,000" with the figure "$25,000,000".


    1.10. The definition of the term "Borrowing Base" contained in Section 4.1 of the Credit Agreement shall be amended to read as follows:


            "Borrowing Base", as determined on the basis of the information contained in the most recent Borrowing Base Certificate, shall mean, with respect to Duff-Norton, an amount equal to:


            (a) 85% of the amount of Eligible Receivables of Duff-Norton; plus


            (b) 50% of the Value of Eligible Inventory of Duff-Norton consisting of finished goods and raw materials; plus


            (c) 40% of the Value of Eligible Inventory owned by Duff-Norton consisting of finished parts and assembly."


      1.11 Section 7.8(f) and (g) of the Credit Agreement shall be amended to read as follows:


            "(f) Intentionally Omitted;


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         (g) Intentionally Omitted;".


      1.12. Section 7.14 of the Credit Agreement shall be amended by replacing the figure "$7,000,000" appearing therein with the figure "$5,000,000".


      1.13. Sections 7.17 and 7.18 of the Credit Agreement shall be amended to read as follows:


      "7.17 . Intentionally Omitted.


       7.18 . Intentionally Omitted."


      1.14. Section 7.24 of the Credit Agreement shall be amended to read as follows:


      "7.24. Intentionally Omitted."


      1.15. Each and every reference in any of the Loan Documents to Spreckels or Limestone shall be of no force or effect.


    1.16. Exhibit A to the Credit Agreement and the Note shall each be amended by replacing the figure "$40,000,000" appearing in the upper left-hand corner thereof with the figure "$25,000,000", by replacing the phrase "Forty Million Dollars ($40,000,000)" appearing in the first paragraph thereof with the phrase "Twenty-Five Million Dollars ($25,000,000)".

    1.17. The Bank shall type the following legend on the Note:


         "This Note has been amended pursuant to a First Amendment to Secured Revolving Credit Agreement and Secured Revolving Credit Note dated as of April 19, 1996 among the Borrowers and Harris, including a reduction in the principal amount hereof, to which amendment reference is hereby made for a statement of the terms thereof."


      1.18. Exhibit E to the Credit Agreement shall be replaced by Exhibit E attached hereto.


2. CONDITIONS PRECEDENT.


      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:


      2.1. The Borrowers and the Bank shall have executed this Amendment.


      2.2. Each Guarantor Subsidiary and Industries shall have executed and delivered to the Bank the Guarantors' Acknowledgment attached hereto.

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     2.3. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct, except that the representations and warranties made under Section 5.4 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished to the Bank pursuant to
Section 7.4 of the Credit Agreement.


     2.4. The Borrowers shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment which has not been waived by the Bank.


     2.5. The aggregate principal amount of all loans and unpaid Reimbursement Obligations and the maximum amount available to be drawn under all L/Cs outstanding under the Credit Agreement (exclusive of the Retained L/Cs) shall not exceed the lesser of $25,000,000 or Duff-Norton's Borrowing Base.


     2.6. The Bank shall have received an application and agreement for letter of credit executed and delivered by Imperial Holly Corporation and either Spreckels or Limestone, as the case may be, with respect to each of the Retained L/Cs.


      2.7. Evidence satisfactory to the Bank that Industries' guaranty of Spreckels' obligations to General Electric Capital Corporation and Heller Financial Corporation have been terminated without any liability to Industries.


     2.8. The Bank shall have received the amount specified in the pay-off letter dated even date herewith from the Bank, Industries, Spreckels and Duff-Norton to Imperial Holly Corporation.


3. REPRESENTATIONS.


      In order to induce the Bank to execute and deliver this Amendment, the Borrowers hereby represents to the Bank that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.4 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Bank) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement and no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.


4. MISCELLANEOUS.


     4.1. Duff-Norton hereby agrees that notwithstanding the execution and delivery hereof, the Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Bank thereunder, obligations of Duff-Norton thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein

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contained shall in any manner affect or impair the priority of the liens and security interest created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto.


     4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to the specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.


     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same instrument. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                                      -5-

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Dated as of April 19, 1996.


                         SPRECKELS SUGAR COMPANY, INC.


                         By (Signature of Donald C. Roof appears here) Its Treasurer

                         DUFF-NOTON COMPANY, INC.


                         By (Signature of Donald C. Roof appears here) Its Treasurer


Accepted as of the date last written above.


                           HARRIS TRUST AND SAVINGS BANK

                           By
                              Its Vice President


                                      -6-


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Dated as of April 19, 1996.


                         SPRECKELS SUGAR COMPANY, INC.


                         By
                             Its


                         DUFF-NORTON COMPANY, INC.


                         By
                             Its

Accepted as of the date last written above.

                           HARRIS TRUST AND SAVINGS BANK



                           By (Signature of Alvin T. Kuhler appears here)
                              Its Vice President



                                      -6-

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                           GUARANTORS' ACKNOWLEDGMENT

     The undersigned, Spreckels Industries, Inc., a Delaware corporation, has executed and delivered the Credit Agreement (as defined in the above and foregoing Amendment) as a guarantor thereunder, and the undersigned, Mechanical Products, Inc., a Delaware corporation, has signed a Guaranty Agreement dated as of July 22, 1994, to the Bank. Each of the undersigned hereby acknowledges the amendment of the Credit Agreement as set forth above and confirms that its guaranty and all of its respective obligations thereunder remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that all of Duff-Norton's indebtedness, obligations and liabilities to the Bank under the Credit Agreement as amended by the above and foregoing Amendment constitutes indebtedness which is guarantied by the undersigned under its respective guaranty. Each of the undersigned further agrees that its acknowledgment to any further amendments to the Credit Agreement shall not be required as a result of this acknowledgment having been obtained, except to the extent if any, required by the terms of its guaranty.

    Dated as of the date last written above.

                                SPRECKELS INDUSTRIES, INC.

                                By   (Signature of Donald C. Roof appears here)
                                Its Treasurer

                                MECHANICAL PRODUCTS, INC.

                                By   (Signature of Donald C. Roof appears here)
                                Its Treasurer

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                                   EXHIBIT E

                           SPRECKELS INDUSTRIES, INC.
                           DUFF-NORTON COMPANY, INC.

                           BORROWING BASE CERTIFICATE

                         As of _________________, 19__


Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60609


      Pursuant to the terms of that certain Secured Revolving Credit Agreement dated as of July 22, 1994, as amended, originally among SPRECKELS INDUSTRIES, INC., SPRECKELS SUGAR COMPANY, INC. AND DUFF-NORTON COMPANY, INC. (the "Borrower") and you (the "Agreement"), the Borrower delivers to you the following computation of the Borrowing Base, as defined in Section 4.1 of the Agreement, as of the computation date of ________________, 19__. The Borrower certifies that the following computation of the Borrowing Base was made in accordance with Section 4.1 of the Agreement and that as of the last day of the preceding weekly period the Borrower has re-examined the terms and provisions of the Agreement and that no Potential Default or Event of Default has occurred or, if any such Potential Default or Event of Default has occurred, a description of such Potential Default or Event of Default and the action, if any, taken by the Borrower to remedy the same are specified hereinbelow.

RECEIVABLES                                DUFF-NORTON

   Aging: Current - 30 days                $__________
          31-60 days
          61-90 days
          Over 90 days                     ___________


Total Receivables
Less: Ineligible Receivables               ___________

Eligible Receivables                       $__________       $___________
85% of Eligible Receivables


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DUFF-NORTON FINISHED GOODS INVENTORY

     Finished Goods Inventory Value        $__________
     Less: Ineligible Finished Goods
         Inventory Value                   ___________


     Total Value                           $__________

     50% Finished Parts Inventory Value                      $___________

DUFF-NORTON RAW MATERIALS INVENTORY

    Raw Material Inventory Value           $__________
    Less: Ineligible Raw Material
       Inventory Value                     $__________


    Total Value                            $__________

     50% Raw Materials Inventory Value                       $___________

DUFF-NORTON FINISHED PARTS INVENTORY

     Finished Parts Inventory Value        $__________
     Less: Ineligible Finished Parts
         Inventory Value                    ----------

     Total Value                           $__________

     40% Finished Parts Inventory Value                      $___________

BORROWING BASE                                               $___________

     Loans and L/C's Outstanding           $__________

     Excess (Deficit)                                        $___________

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     The Information contained in this certificate is true and correct on the date hereof.

                                   SPRECKELS INDUSTRIES, INC.





                                   By
                                       Its

                                     -3-

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                                    EXHIBIT A

                         THE RETAINED LETTERS OF CREDIT



SPRECKELS

Number                          Amount                Beneficiary

SPL 34110                       $34,000           Hacienda Venture
SPL 34745                       $486,540          West Coast Beet Seed



LIMESTONE
SPL 34114                       $239,000          Eldorado County

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